Exhibit 99.2
INVESTOR PRESENTATION APRIL 2022 Alerus

1 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the safe harbor provisions of the U .. S .. Private Securities Litigation Reform Act of 1995 .. Forward - looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation .. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward - looking nature .. Examples of forward - looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long - term performance goals and the future plans and prospects of Alerus Financial Corporation .. Forward - looking statements are neither historical facts nor assurances of future performance .. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions .. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control .. Our actual results and financial condition may differ materially from those indicated in the forward - looking statements .. Therefore, you should not rely on any of these forward - looking statements .. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following : the negative effects of the ongoing COVID - 19 pandemic, including its effects on the economic environment, our clients and our operations including due to supply chain disruptions, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic ; our ability to successfully manage credit risk and maintain an adequate level of allowance for loan losses ; new or revised accounting standards, including as a result of the future implementation of the new Current Expected Credit Loss Standard ; business and economic conditions generally and in the financial services industry, nationally and within our market areas , including rising rates of inflation ; the overall health of the local and national real estate market ; concentrations within our loan portfolio ; the level of nonperforming assets on our balance sheet ; our ability to implement our organic and acquisition growth strategies ; the impact of economic or market conditions on our fee - based services ; our ability to continue to grow our retirement and benefit services business ; our ability to continue to originate a sufficient volume of residential mortgages ; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity related incidents ; interruptions involving our information technology and telecommunications systems or third - party servicers ; potential losses incurred in connection with mortgage loan repurchases ; the composition of our executive management team and our ability to attract and retain key personnel ; rapid technological change in the financial services industry ; increased competition in the financial services industry , from non - banks such as credit unions and other Fintech companies ; our ability to successfully manage liquidity risk , especially in light of recent excess liquidity at the Bank ; the effectiveness of our risk management framework ; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject ; potential impairment to the goodwill we recorded in connection with our past acquisitions ; the extensive regulatory framework that applies to us ; the impact of recent and future legislative and regulatory changes ; interest rate risks associated with our business , including the effects of anticipated rate increases by the Federal Reserve ; fluctuations in the values of the securities held in our securities portfolio ; governmental monetary, trade and fiscal policies ; severe weather, natural disasters, widespread disease or pandemics, such as the COVID - 19 global pandemic, acts of war or terrorism , including the Russian invasion of Ukraine, or other adverse external events ; any material weaknesses in our internal control over financial reporting ; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative rates ; changes to U .. S .. or state tax laws, regulations and guidance, including recent proposals to increase the federal corporate tax rate ; the impact of inflation and anticipated interest rate increases ; talent and labor shortages and employee turnover ; possible federal mask and vaccine mandates ; our success at managing the risks involved in the foregoing items ; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission .. Any forward - looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made .. We undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise .. Non - GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U .. S .. Generally Accepted Accounting Principles, or GAAP .. Management uses certain non - GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non - GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation .. This presentation includes a reconciliation of each non - GAAP financial measure to the most comparable GAAP equivalent .. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof .. Certain of the information contained herein may be derived from information provided by industry sources .. We believe that such information is accurate and that the sources from which it has been obtained are reliable .. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information .. DISCLAIMERS

2 Retirement and Benefit Revenue 32.4% Wealth Management Revenue 9.6% Mortgage Revenue 16.3% Banking Fees 2.8% Net Interest Income 38.9% FOR THE TWELVE MONTHS ENDED MARCH 31, 2022 Noninterest income: $136.0 million Net interest income: $86.7 million $27.8 $31.9 $34.2 $36.7 $35.3 2018 2019 2020 2021 Q1 2022 OUR MISSION ▪ To positively impact our clients’ financial potential - through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 3/31/2022. DIVERSIFIED REVENUE STREAM ASSET GROWTH (IN BILLIONS) Banking Assets Retirement and Benefit Services AUA/AUM Wealth Management AUA/AUM $2.6 $3.1 $3.3 $4.0 $4.6 2018 2019 2020 2021 Q1 2022 NONINTEREST INCOME AS A % OF REVENUE: 61.1% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.3 billion Banking assets ▪ $35.3 billion Retirement and Benefits AUA/AUM ▪ $4.6 billion Wealth Management AUA/AUM ▪ $186.8 million in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefits ▪ Wealth Management ▪ Mortgage $2.2 $2.4 $3.0 $3.4 $3.3 2018 2019 2020 2021 Q1 2022

3 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 03/31/2022. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Purchasing or refinancing • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration • Retirement plan investment advisory • ESOP fiduciary services • HSA/FSA/HRA administration • COBRA BUSINESS BANKING • Commercial and commercial real estate lending • Agriculture lending • Treasury management • Deposit services CONSUMER BANKING • Deposit products and services • Consumer lending • Private banking MORTGAGE RETIREMENT AND BENEFITS 31% of Revenue 16% of Revenue 10% of Revenue 43% of Revenue

4 FRANCHISE FOOTPRINT FULL - SERVICE BANKING OFFICES Alerus offers banking, retirement and benefits, mortgage and wealth management services at all full - service banking offices ▪ Grand Forks, ND: 4 full - service banking offices ▪ Fargo, ND: 3 full - service banking offices ▪ Twin Cities, MN: 6 full - service banking offices ▪ Phoenix, AZ: 2 full - service banking offices RETIREMENT AND BENEFITS SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 45,800 consumers ▪ 9,800 businesses ▪ 7,500 employer - sponsored retirement plans Data as of 03/31/2022. ▪ 385,400 employer - sponsored retirement plan participants ▪ 68,200 health savings account participants ▪ 58,200 flexible spending account/health reimbursement arrangement participants

5 4.4% 90.4% 5.2% 45.2% 27.5% 4.2% 23.1% 35.7% 54.2% 7.9% 2.2% STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION DEPOSITS ($2,892) LOANS ($ 1,818 ) (1) ARB ASSETS UNDER ADMIN/MGMT. ($35,333) WM ASSETS UNDER ADMIN/MGMT. ($ 4,585 ) MORTGAGE ORIGINATIONS ($187) ($ IN MILLIONS) Data as of 03/31/2022. 1 - Loans in our national market are participant loans not sourced directly through advisors located in one of our geographical m a rkets. LEGEND 8.8% 13.5% 0.1% 77.6% 62.7% 23.6% 1.9% 11.8%

6 ONE ALERUS REINVENTION OF PROCESSES We have aligned processes, policies, and procedures throughout all departments to enhance client experience and improve our Company's efficiency Our expectation is this initiative will continue to improve our scalability and operating costs TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary SYNERGISTIC GROWTH Deposits sourced from our retirement and benefits division totaled $642.8 million as of March 31, 2022 Cumulative rollovers have added $1.0 billion of assets under management 1 - 4 Family 1 st Liens totaled $490.9 million in the first quarter TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines These investments allow for digital and proactive engagement with clients DIVERSIFIED SERVICES We can offer comprehensive product and service packages to our clients including banking, mortgage, wealth management, and retirement benefits ONE ALERUS STRATEGY One Alerus enables us to bring our product and service offerings to clients in a cohesive and seamless manner. We believe the One Alerus initiative will enable us to achieve future organic growth by leveraging our existing client base and help us continue to provide strong returns to our stockholders ONE ALERUS

STRATEGIC GROWTH

To supplement our strong organic growth, we have executed 24 acquisitions throughout the history of our company across all business lines:

2000

REBRANDED TO ALERUS

2002

Acquired a branch from BNC National Bank (Fargo, ND)

2003

Acquired Pension Solutions, Inc. (St. Paul, MN)
The catalyst to the Retirement Division

2006

OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES)

Acquired Stanton Trust Company (Minneapolis, MN)

2007

EXPANDED TO MINNESOTA MARKET

OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN)

Acquired Acclaim Benefits, Inc. (Minneapolis, MN)

Acquired Stanton Investment Advisors (Minneapolis, MN)

2009

EXPANDED TO ARIZONA MARKET

OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ)

Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN)

Acquired Prosperan Bank (Twin Cities, MN)

Acquired deposits from BankFirst (Minneapolis, MN)

Acquired Residential Mortgage Group (Minnetonka, MN)

2011

Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank

2012

EXPANDED TO MICHIGAN

Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI)

2013

Acquired Tegrit Administrators, LLC

2014

EXPANDED TO NEW HAMPSHIRE

Acquired Private Bank Minnesota (Minneapolis, MN)

Acquired Retirement Alliance, Inc. (Manchester, NH)

2015

Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN)

2016

Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN)

Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN)

2017

LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN

2019

LAUNCHED FINANCIAL WELLNESS TECHNOLOGY
COMPLETED INITIAL PUBLIC OFFERING (IPO)

2020

EXPANDED TO COLORADO

Acquired Retirement Planning Services, Inc. (Littleton, CO)

2021

Announced agreement to acquire Metro Phoenix Bank (Phoenix, AZ)

7 ALERUS

8 ▪ Diversified client base consists of 45,800 consumers, 9,800 businesses and over 385,400 employer - sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruit top talent to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift - out opportunities ▪ Purpose driven organization with a recognizable mission for clients, employees, and stakeholders ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast - follower strategy KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ORGANIC GROWTH “ONE ALERUS”

OFFICERS AND DIRECTORS

OUR MOTIVATED, DEDICATED, AND ENERGETIC LEADERS KEEP US ON THE RIGHT PATH

SENIOR EXECUTIVE TEAM



KATIE LORENSON
Director, President and
Chief Executive Officer
5 years with Alerus



ANN MCCONN
Executive Vice President and
Chief Shared Services Officer
20 years with Alerus



KARIN TAYLOR
Executive Vice President and
Chief Risk Officer
4 years with Alerus



AL VILLALON
Executive Vice President and
Chief Financial Officer
Joined Alerus in 2022

BOARD OF DIRECTORS



RANDY NEWMAN
Since 1995
Executive Chairman, Alerus
Former President and CEO, Alerus
Fargo, ND



KEVIN LEMKE
Since 1994
President
Virtual Systems, Inc.
Grand Forks, ND



KAREN BOHN
Since 1999
President, Galeo Group, LLC
Former Chief Administrative Officer
Piper Jaffray Co.
Edina, MN



SALLY SMITH
Since 2007
Former President and CEO
Buffalo Wild Wings, Inc.
Minneapolis, MN



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton
Investments; Former Partner-in-Charge,
Upper Midwest Region, RSM
Minneapolis, MN



DAN COUGHLIN
Since 2016
Former MD & Co-Head – Fin'l Services Inv.
Banking, Raymond James; Former Chairman
& CEO, Howe Barnes Hoefer & Arnett
Chicago, IL



MICHAEL MATHEWS
Since 2019
CIO, Deluxe Corporation
Former SVP – Technology and Enterprise
Programs, UnitedHealth Group
Minneapolis, MN



JANET ESTEP
Since 2021
Former President and CEO, Nacha
Former EVP, US Bank Transaction Division
Former VP, Pace Analytical Services
Naples, FL



JILL SCHURTZ
Since 2021
CEO and CIO, St. Paul Teacher's
Retirement Fund Association
Former CEO and COO, Robeco-Sage Mgmt.
Minneapolis, MN



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments
and Former Northern Regional President,
Wells Fargo Advisors
Former Head of Intl. Wealth USA,
Royal Bank of Canada U.S. Wealth Mgmt.
Minneapolis, MN

9

ALERUS

10 FIRST QUARTER HIGHLIGHTS

11 ▪ Reported net income of $10.2 million in the first quarter of 2022 or $0.57 per diluted common share. ▪ Total revenues of $51.1 million with 57.6% from noninterest income sources. ▪ Net interest income totaled $21.7 million, a $500 thousand increase from the linked quarter driven primarily by an increase in loan balances and an increase in investment securities yields. ▪ Loans HFI, excluding PPP, increased $80.5 million, or 4.7% on a linked quarter basis, due to core loan growth and an increase in line utilization. ▪ Maintained exceptional credit quality, including net recoveries in the first quarter. No additional provision expense recorded for the quarter. ▪ Mortgage originations decreased $170.1 million or 47.7% from the fourth quarter due to slower refinance activity in the market. SUCCESS IS NEVER FINAL Q1 2022 SUMMARY

12 INCOME STATEMENT Q1 2022 FINANCIAL HIGHLIGHTS 1 – Represents a non - GAAP Financial measure. See “Non - GAAP Disclosure Reconciliation.” (dollars and shares in thousands, except per share data) Net Interest Income $ 21,673 $ 22,789 $ 22,038 Provision for Loan Losses — (1,500) — Net Interest Income After Provision for Loan Losses 21,673 24,289 22,038 Noninterest Income 29,470 33,718 40,881 Noninterest Expense 38,071 41,276 43,042 Income Before Income Taxes 13,072 16,731 19,877 Income Tax Expense 2,888 4,026 4,662 Net Income $ 10,184 $ 12,705 $ 15,215 Per Common Share Data Earnings Per Common Share - Diluted $ 0.57 $ 0.72 $ 0.86 Diluted Average Common Shares Outstanding 17,500 17,480 17,465 Performance Ratios Return on Average Total Assets 1.26% 1.50% 2.02 % Return on Average Tangible Common Equity (1) 14.72% 17.36% 23.03 % Noninterest Income as a % of Revenue 57.62% 59.67% 64.97 % Net Interest Margin (Tax-Equivalent) 2.83% 2.84% 3.12 % Efficiency Ratio (1) 72.25% 71.06% 66.43 % Three months ended 2022 March 31, December 31, 2021 March 31, 2021

13 PERFORMANCE RATIOS 1 – Represents a non - GAAP Financial measure. See “Non - GAAP Disclosure Reconciliation.” 2 – Rates have been annualized 2.02% 1.50% 1.26% Q1 2021 Q4 2021 Q1 2022 Return on Average Assets (2) 23.03% 17.36% 14.72% Q1 2021 Q4 2021 Q1 2022 Return on Average Tangible Common Equity (1)/(2) $15.95 $17.87 $16.07 Q1 2021 Q4 2021 Q1 2022 Tangible Book Value per Share (1)

14 KEY BALANCE SHEET ITEMS DOLLARS IN MILLIONS $1,693.8 $1,718.5 $1,748.1 $251.6 $64.2 $20.1 $1,945.4 $1,782.7 $1,768.2 Q1 2021 Q4 2021 Q1 2022 Average Loans Core Loans PPP Loans $1,883.9 $2,019.4 $1,985.4 $731.7 $851.2 $831.4 $2,615.6 $2,870.6 $2,816.8 Q1 2021 Q4 2021 Q1 2022 Average Deposits Interest-Bearing Deposits Non-Interest Bearing Deposits Core 1.72% Linked Quarter Loans 3.21% Year - over - year Average (1.87)% Linked Quarter Deposits 7.69% Year - over - year

15 1.30% 1.39% 1.73% 1.80% 1.74% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2018 2019 2020 2021 Q1 2022 0.33% 0.33% 0.17% 0.09% 0.15% 0.00% 0.20% 0.40% 0.60% 0.80% 2018 2019 2020 2021 Q1 2022 318% 306% 674% 1,437% 752% 00% 200% 400% 600% 800% 1,000% 1,200% 1,400% 1,600% 2018 2019 2020 2021 Q1 2022 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPAS / ASSETS (%) RESERVES / LOANS (%) RESERVES / NPLS (%) ▪ Solid asset quality based on low levels of nonperforming assets. ▪ Strong reserve levels with four consecutive quarters of net recoveries. ▪ Currently a non - CECL institution with strong credit quality as evidenced by loans with a ten - year average net charge - offs of 9 bps. NCO/ Avg Loans 0.18% 0.33% 0.03% (0.04)% (0.03)%

16 KEY REVENUE ITEMS DOLLARS IN THOUSANDS 1 – Other noninterest income consists of service charges on deposit accounts income, net gains (losses) on investment securities income, and other noninterest income $19,000 $20,570 $21,075 $3,038 $2,219 $598 $22,038 $22,789 $21,673 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 Q1 2021 Q4 2021 Q1 2022 Net Interest Income Net Interest Income PPP fees $17,255 $18,552 $17,646 $4,986 $5,633 $5,326 $17,132 $7,967 $4,931 $1,508 $1,566 $1,567 $40,881 $33,718 $29,470 Q1 2021 Q4 2021 Q1 2022 Noninterest Income Retirement and benefit services Wealth management Mortgage banking Other(1) Net (4.90)% Linked Quarter Interest Income (1.66)% Year - over - year Noninterest (12.60)% Linked Quarter Income (27.91)% Year - over - year

17 NET INTEREST MARGIN (NIM) LOAN YIELD (1) /N ET INTEREST MARGIN (1) QUARTERLY HIGHLIGHTS AVERAGE EFFECTIVE FF RATE/COST OF FUNDS (1) 1 – Rates have been annualized for interim periods. Source: Alerus Financial Corporation; Federal Reserve 1.83% 2.16% 0.08% 0.12% 0.97% 0.51% 0.20% 0.20% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2019 2020 2021 Q1 2022 Average effective FF rate Cost of funds 5.04% 4.45% 4.12% 3.94% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2019 2020 2021 Q1 2022 Loan yield 3.65% 3.16% 2.73% 2.77% 0.06% 0.17% 0.06% 3.22% 2.90% 2.83% NIM ex. PPP Effect of PPP ▪ Loan yield decreased as a result of $3.0 million decrease in interest income compared to Q1 2021. Excluding PPP loan income, interest income received from loans would have decreased $602 thousand. ▪ Excluding PPP loans, average loans would have increased $29.7 million. ▪ Net interest margin decreased a modest 1 basis point from the Q4 2021 total of 2.84%. ▪ Average effective federal funds rate increased due to a rising interest rate environment. ▪ Average interest - bearing deposits decreased $34.0 million, the largest decrease being commercial transaction accounts. ▪ Average noninterest bearing deposits decreased $19.8 million, the largest decrease being commercial transaction accounts. Noninterest bearing synergistic deposits increased $20.1 million.

18 NII AND LOAN FLOORS VARIABLE RATE FLOORS BY INDEX VARIABLE RATE FLOORS QUARTER OVER QUARTER HIGHLIGHTS $ in Millions Balance % of Total Balance Cumulative % of Total Balance No Floors $ 254 36.4% 36.4% Floors Reached 182 26.1% 62.5% 0 - 50 bps to reach floor 83 12.0% 74.5% >50bps to reach floor 179 25.5% 100.0% Total $ 698 100.0% $ in Millions Index In the Money Out of the Money No Floor Total Total % Prime $ 173 $ 101 $ 37 $ 311 44.5% 1 Month LIBOR 1 – 151 152 21.8% 12 Month LIBOR – 98 47 145 20.8% FHLB 5 Year – 30 13 43 6.2 % Other 8 33 6 47 6.7% Total $ 182 $ 262 $ 254 $ 698 100.0 % Percent of Total 26.1% 37.5% 36.4% 100.0% NET INTEREST INCOME ▪ Loan yields were down 31 bps with average loan balances dropping $14.4 million. Largest rate compression occurred with PPP ( - 162 bps) and consumer revolving ( - 92 bps) while 1 - 4 family first liens (22 bps) and consumer indirect (26 bps) saw the largest rate expansion ▪ Borrowing rates were up 26 bps mostly due to the rising rate environment. Average balances stayed roughly flat with a $30,000 Q over Q change ▪ Investment yields increased by 23 bps and average balances increased by $97 million ▪ Deposit yields were flat with deposit average balances decreasing $50 million NIM: 2.84% (0.19)% 0.07% 0.05% – % – % 0.06% 2.83%

19 STRONG CORE FUNDING MIX ▪ Commercial transaction accounts totaled $1.2 billion and decreased 1.3% YTD. Consumer transaction accounts totaled $760.9 million and increased 2.9% YTD ▪ Synergistic deposits, including HSA deposits and those sourced through retirement plans and participants, totaled $642.8 million, with a YTD cost of 0.04% ▪ CD portfolio is primarily 6 - month flex CD with over 50% held by clients for 10+ years ▪ Stable deposit relationships with 22 - year average tenure on 10 largest depositors As of March 31, 2022, core deposits totaled $2.9 billion or 97.1% of our total deposits OVERVIEW AS OF MARCH 31, 2022 MARCH 31, 2022 DEPOSIT FUNDING ($ 2,892MM ) LOW COST OF FUNDS Data YTD as of 03/31/2022. 0.12% 0.17% 0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Cost of Total Deposits Cost of Interest- Bearing Deposits Total Cost of Funds 2019 2020 2021 Q1 2022 Non - Interest Bearing Deposits 28.8% Money Market & Savings Deposits 37.1% Interest - Bearing Demand Deposits 20.8% Time Deposits 7.8% HSA Deposits 5.5%

20 $31,905 $34,200 $36,733 $35,333 375,000 390,000 405,000 420,000 435,000 450,000 465,000 480,000 495,000 $29,000 $30,000 $31,000 $32,000 $33,000 $34,000 $35,000 $36,000 $37,000 $38,000 2019 2020 2021 Q1 2022 AUA/AUM Participants Asset Based Retirement 29% Trust Custody & Advisory 10% Record Keeping 18% Administration 12% Health & Welfare 12% Payroll Servicing 3% ESOP 6% Other 10% $7,143 $8,808 $9,214 $17,255 $18,552 $17,646 $0 $5,000 $10,000 $15,000 $20,000 Q1 2021 Q4 2021 Q1 2022 Net Income Revenue RETIREMENT AND BENEFITS OVERVIEW – 7,500 PLANS - NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX MARKET SENSITIVE REVENUE: 39% ▪ RETIREMENT - Provide recordkeeping and administration services to qualified retirement plans ▪ ADVISORY SERVICES - Provide investment fiduciary services to retirement plans ▪ HEALTH AND WELFARE - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ ESOP - Provide trustee, recordkeeping and administration to employee stock ownership plans ▪ PAYROLL - Provide payroll and HRIS services for employers ▪ ONE ALERUS SYNERGIES • IRA rollovers $37.5 million YTD 03/31/2022 • Deposits - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Managed accounts ($ in Millions) QUARTERLY RESULTS ($ 000s) 1 1 – Net income before tax and indirect allocations Net Income: $28,404 $25,720 $31,545 $9,214 Revenue: $63,811 $60,956 $71,709 $17,646 Profit Margin: 44.5% 42.2% 44.0% 52.2% Profit Margin: 41.4% 47.5% 52.2%

21 $2,651 $3,446 $3,487 $4,986 $5,633 $5,326 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q1 2021 Q4 2021 Q1 2022 Net Income Revenue $3,103 $3,339 $4,040 $4,585 $0 $1,000 $2,000 $3,000 $4,000 2019 2020 2021 Q1 2022 ▪ ADVISORY AND PLANNING SERVICES • Retirement Planning, Tax Planning, Insurance Planning, Wealth Transfer Planning and Business Transition Planning ▪ ASSET MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ($ in Millions) QUARTERLY RESULTS 1 ($ 000s) 1 – Net income before tax and indirect allocations Asset Management 89% Brokerage 9% Insurance & Advisory 2% Net Income: $8,314 $9,162 $12,183 $3,487 Revenue: $15,502 $17,451 $21,052 $5,325 Profit Margin: 53.6% 52.2% 57.9% 65.5% Profit Margin: 53.2% 61.2% 65.5%

22 $863.4 $1,632.5 $1,592.1 $151.8 $83.0 $146.5 $244.0 $35.0 $946.4 $1,779.0 $1,836.1 $186.8 $- $500.0 $1,000.0 $1,500.0 $2,000.0 2019 2020 2021 YTD Q1 2022 Portfolio Sale MORTGAGE BANKING OVERVIEW OF SERVICES YEARLY MORTGAGE ORIGINATIONS ($000s) QUARTERLY RESULT S ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minnesota ▪ Our Twin Cities originators averaged $58+ million in annual volume over the last three years ▪ YTD 517 loans closed, approximately 70% purchase originations, with approximately 90% sourced from the Twin Cities MSA ▪ Q1 2022 96% pull through on secondary market ▪ ONE ALERUS SYNERGIES • Through enhanced technology, digital applications total approximately 90%. Paperless environment eliminated nearly 200,000+ pages printed on a monthly basis • As of March 31, 2022, residential real estate first mortgages excluding construction mortgages totaled $491 million ($000s) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Origination and Sale $ 16,421 $ 17,803 $ 12,925 $ 9,812 $4,935 Fair Value Changes 711 (5,515) (1,810) (1,846) (4) Total $ 17,132 $ 12,288 $ 11,115 $ 7,967 $4,931 Net income (1) $ 6,725 $ 2,116 $ 3,151 $ 1,329 $620 Profit Margin 39.3% 17.2% 28.3% 16.7% 12.6% Gain on Sale Margin 3.2% 3.7% 3.6% 3.2% 2.8% QUARTERLY ORIGINATIONS $474.1 $295.4 $151.8 $43.9 $61.4 $35.0 $518.0 $356.8 $186.8 $- $250.0 $500.0 $750.0 Q1 2021 Q4 2021 Q1 2022 Portfolio Sale 1 – Net income before tax and indirect allocations Purchase: 71.2% 45.2% 51.2% 70.3% Refinance: 28.8% 54.8% 48.8% 29.7% Purchase: 32.3% 57.7% 70.3% Refinance: 67.7% 42.3% 29.7%

23 NONINTEREST EXPENSE 1 – Other noninterest expense consists of intangible amortization expense, marketing and business development expense, supplies and postage expense, travel expense, mortgage and lending expense, and other noninterest expense QUARTERLY HIGHLIGHTS $29,511 $27,678 $25,213 $2,231 $1,936 $2,051 $4,976 $5,220 $4,924 $1,472 $1,808 $1,541 $4,852 $4,634 $4,342 $43,042 $41,276 $38,071 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Q1 2021 Q4 2021 Q1 2022 Other(1) Professional Fees and Assessments Business Services, Software and Technology Occupancy and Equipment Compensation and benefits YEAR OVER YEAR HIGHLIGHTS ▪ Compensation expense decreased as mortgage related incentive compensation expense decreased due to the decreases in mortgage originations. ▪ Employee benefits expense increased, driven by seasonally higher payroll taxes and benefits. ▪ Professional fees and assessments decreased due to a reduction in M&A expenses recorded in Q1. ▪ Other expenses decreased from a decrease in marketing and business development expense due to the timing of marketing campaigns. ▪ Compensation and benefits decreased as mortgage related incentive compensation declined due to the decrease in mortgage originations. ▪ Health insurance expense increased due to an increase in actual claims incurred. ▪ Other expenses decreased due to a decline in mortgage and lending expenses from a decrease in mortgage originations. ▪ Occupancy and equipment expense decreased as we exited leased facilities and transitioned to a hybrid work model. Noninterest (7.76)% Linked Quarter Expense (11.55)% Year - over - year

24 12.9% 16.7% 16.8% 18.6% 18.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2018 2019 2020 2021 Q1 2022 7.5% 11.1% 9.2% 9.8% 10.3% 8.9% 12.9% 13.2% 15.1% 14.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2018 2019 2020 2021 Q1 2022 Tier 1 Leverage Tier 1 Capital STRONG CAPITAL AND SOURCES OF LIQUIDITY TANGIBLE COMMON EQUITY/TANGIBLE ASSETS 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS PRIMARY AND SECONDARY SOURCES OF LIQUIDITY TOTAL RISK BASED CAPITAL Regulatory Capital Minimum to be considered well capitalized (dollars in thousands) Cash and cash equivalents $132,832 Unencumbered securities – AFS 865,869 FHLB borrowing availability 760,709 Brokered CD capacity 667,240 Fed funds lines 102,000 Total as of 3/31/2022 $2,528,650 Tier 1 Capital Leverage 1 - Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation.” Regulatory Capital Minimum to be considered well capitalized 6.9% 10.4% 9.3% 9.2% 8.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2018 2019 2020 2021 Q1 2022

25 APPENDIX

26 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO As of 03/31/2022 1 - 4 Residential 1st 26% 1 - 4 Residential Construction 2% 1 - 4 Residential Jr Lien 2% HELOC 6% RE Loans to be Sold 1% C&I 23% PPP 1% Ag Production 1% Other CRE 16% Owner Occupied CRE 11% Ag Land 2% Multifamily 4% Retail Indirect 1% Other Consumer 2% RE Construction 2%

27 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL 1 1 – Commercial and industrial loans includes C & I, loans to public entities, and other loans. It excludes PPP and ag production loans “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information , (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities “Other Retail Trade” includes the following sub - industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores Transportation and Warehousing 4% Health Care and Social Assistance 7% Professional, Scientific and Technical Services 6% Manufacturing 12% Real Estate and Rental and Leasing 8% Wholesale Trade 9% Construction 13% Finance and Insurance 13% Other 10% Motor Vehicle and Parts Dealers 9% Food and Beverage Stores 1% Electronics and Appliance Stores 3% Health and Personal Care Services 1% Gasoline Stations 1% Building Material and Garden Equipment and Supplies Dealers 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 18%

28 LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE 1 1 – Loans secured by commercial real estate include multifamily loans, ag land, other CRE, owner occupied CRE, and ag production Portfolio Avg FICO Avg LTV Serviced 762 65% Non - Serviced 779 25% Junior 756 78% HELOC 796 64% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE Office 21% Retail 14% Warehouse 18% Manufacturing 1% Residential Development 1% Commercial Development 1% Mixed Residential/Commercial 1% Mixed Commercial 4% Apartments 14% Hotel 1% Medical or Nursing Facilities 7% Commercial/Land Development 13% Ag Land 4% Serviced 54% 1 - 4 1st Non - Serviced 3% 1 - 4 Family Jr Liens 3% 1 - 4 Family Revolving 32% 1 - 4 Family Construction 6% Held for Sale 2%

29 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT 1 1 – Commercial and industrial loans includes revolving C & I loans and other loans. It excludes non - revolving C&I loans, ag prod uction, PPP and loans to public entities. 0% 10% 20% 30% 40% 50% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Home Equity Lines of Credit Funded Unfunded Funded% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 C&I Funded Unfunded Funded%

30 CHANGES IN THE ALLL BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES Three months ended March 31, 2022 (dollars in thousands) Beginning Balance Provision for Loan Losses Loan Charge - offs Loan Recoveries Ending Balance Commercial Commercial and industrial $ 8,925 $ 771 $ (27) $ 126 $ 9,795 Real estate construction 783 27 — — 810 Commercial real estate 12,376 (441) — 11 11,946 Total commercial 22,084 357 (27) 137 22,551 Consumer Residential real estate first mortgage 6,532 129 — — 6,661 Residential real estate junior lien 1,295 92 — 13 1,400 Other revolving and installment 481 145 (18) 36 644 Total consumer 8,308 366 (18) 49 8,705 Unallocated 1,180 (723) — — 457 Total $ 31,572 $ — $ (45) $ 186 $ 31,713

31 ALLOCATION BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES March 31, 2022 December 31, 2021 (dollars in thousands) Allocated Allowance Percentage of loans to total loans Allocated Allowance Percentage of loans to total loans Commercial and industrial $ 9,795 25.7% $ 8,925 24.8% Real estate construction 810 2.3% 783 2.3% Commercial real estate 11,946 33.1% 12376 34.1% Residential real estate first mortgage 6,661 28.7% 6,532 29.1% Residential real estate junior lien 1,400 7.2% 1,295 7.1% Other revolving and installment 644 3.0% 481 2.6% Unallocated 457 — % 1,180 — % Total loans $ 31,713 100.0% $ 31,572 100.0%

32 Risk Level Total Loans Unguaranteed Balance 1 Reserve Amount Reserve / Unguaranteed Loans Reserve/Total Loans Pass $ 1,801,369 $ 1,774,904 $ 29,615 1.67% 1.64% Special Mention – – – – % – % Substandard 12,249 11,542 1,280 11.09% 10.45% Total Loans Evaluated Collectively 1,813,618 1,786,446 30,895 1.73% 1.70% Total Loans Evaluated Individually 4,424 4,424 361 8.16% 8.16% Unallocated – – 457 – % – % Total $ 1,818,042 $ 1,790,870 $ 31,713 1.77% 1.74% ALLOCATION BY RISK SEGMENT (DOLLARS IN THOUSANDS) ALLOWANCE FOR LOAN LOSSES As of 3/31/2022 1 - Unguaranteed balances exclude PPP loans as well as loans that are guaranteed by another government agency.

33 FINANCIAL HIGHLIGHTS 1 Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation”. (dollars in thousands, except where otherwise noted) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Total Assets 3,151,756 $ 3,157,229 $ 3,175,169 $ 3,392,691 $ 3,336,199 $ Total Loans 1,937,345 1,835,312 1,800,386 1,758,020 1,818,042 Total Deposits 2,717,573 2,710,940 2,713,088 2,920,551 2,892,267 Tangible Common Equity 1 274,265 290,510 300,401 307,663 277,818 Net Income 15,215 $ 11,694 $ 13,067 $ 12,705 $ 10,184 $ ROAA (%) 2.02 1.50 1.62 1.50 1.26 ROATCE(%)1 23.03 17.36 18.13 17.36 14.72 Net Interest Margin (FTE) (%) 3.12 2.88 2.78 2.84 2.83 Efficiency Ratio (FTE) (%) 1 66.43 71.46 71.49 71.06 72.25 Non-Int. Income/Op. Rev. (%) 64.97 63.48 63.04 59.67 57.62 Earnings per common share - diluted 0.86 $ 0.66 $ 0.74 $ 0.72 $ 0.57 $ Total Equity/Total Assets (%) 10.45 10.91 11.12 10.59 9.85 Tang. Cmn. Equity/Tang. Assets (%) 1 8.86 9.36 9.62 9.21 8.46 Loans/Deposits (%) 71.29 67.70 66.36 60.19 62.86 NPLs/Loans (%) 0.25 0.38 0.35 0.12 0.23 NPAs/Assets (%) 0.16 0.25 0.22 0.09 0.15 Allowance/NPLs (%) 709.82 485.11 514.79 1,437.05 752.38 Allowance/Loans (%) 1.74 1.84 1.78 1.80 1.74 NCOs/Average Loans (%) 0.10 — (0.06) (0.22) (0.03) Quarterly

34 FINANCIAL HIGHLIGHTS 1 Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation”. (dollars in thousands, 17-'21 except where otherwise noted) 2017 2018 2019 2020 2021 CAGR Total Assets 2,136,081 $ 2,179,070 $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 12.3% Total Loans 1,574,474 1,701,850 1,721,279 1,979,375 1,758,020 2.8% Total Deposits 1,834,962 1,775,096 1,971,316 2,571,993 2,920,551 12.3% Tangible Common Equity 1 125,154 147,152 240,008 274,043 307,663 25.2% Net Income 15,001 $ 25,866 $ 29,540 $ 44,675 $ 52,681 $ 36.9% ROAA (%) 0.75 1.21 1.34 1.61 1.66 ROATCE(%) 1 18.04 21.02 17.46 17.74 18.89 Net Interest Margin (FTE) (%) 3.74 3.84 3.65 3.22 2.90 Efficiency Ratio (FTE) (%) 1 75.36 73.80 73.22 68.40 70.02 Non-Int. Income/Op. Rev. (%) 60.36 57.73 60.50 64.05 62.86 Earnings per common share - diluted 1.07 1.84 1.91 2.52 2.97 Total Equity/Total Assets (%) 8.41 9.04 12.12 10.96 10.59 Tang. Cmn. Equity/Tang. Assets (%) 1 6.01 6.91 10.38 9.27 9.21 Loans/Deposits (%) 85.80 95.87 87.32 76.96 60.19 NPLs/Loans (%) 0.37 0.41 0.45 0.26 0.12 NPAs/Assets (%) 0.30 0.33 0.33 0.17 0.09 Allowance/NPLs (%) 282.04 318.45 305.66 674.13 1,437.05 Allowance/Loans (%) 1.05 1.30 1.39 1.73 1.80 NCOs/Average Loans (%) 0.16 0.18 0.33 0.03 (0.04) Annual

NON-GAAP DISCLOSURE RECONCILIATION

(dollars in thousands, except where otherwise noted)	Quarterly				
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 329,234	$ 344,391	$ 353,195	$ 359,403	$ 328,505
Less: Goodwill	30,201	30,201	30,201	31,490	31,490
Less: Other intangible assets	24,768	23,680	22,593	20,250	19,197
Tangible common equity (a)	274,265	290,510	300,401	307,663	277,818
Total assets	3,151,756	3,157,229	3,175,169	3,392,691	3,336,199
Less: Goodwill	30,201	30,201	30,201	31,490	31,490
Less: Other intangible assets	24,768	23,680	22,593	20,250	19,197
Tangible assets (b)	3,096,787	3,103,348	3,122,375	3,340,951	3,285,512
Tangible common equity to tangible assets (a)/(b)	8.86%	9.36%	9.62%	9.21%	8.46%
Tangible common equity per common share					
Total stockholders' equity	$ 329,234	$ 344,391	$ 353,195	$ 359,403	$ 328,505
Less: Goodwill	30,201	30,201	30,201	31,490	31,490
Less: Other intangible assets	24,768	23,680	22,593	20,250	19,197
Tangible common equity (c)	274,265	290,510	300,401	307,663	277,818
Common shares outstanding (d)	17,190	17,198	17,208	17,213	17,289
Tangible common equity per common share (c)/(d)	$ 15.95	$ 16.89	$ 17.46	$ 17.87	$ 16.07
Return on average tangible common equity					
Net income	$ 15,215	$ 11,694	$ 13,067	$ 12,705	$ 10,184
Add: Intangible amortization expense (net of tax)	909	860	860	832	832
Net income, excluding intangible amortization (e)	16,124	12,554	13,927	13,537	11,016
Average total equity	334,188	339,439	353,196	357,084	350,545
Less: Average goodwill	30,201	30,201	30,201	30,930	31,490
Less: Average other intangible assets (net of tax)	19,995	19,123	18,272	16,843	15,569
Average tangible common equity (f)	283,992	290,115	304,723	309,311	303,486
Return on average tangible common equity (e)/(f)	23.03%	17.36%	18.13%	17.36%	14.72%
Efficiency Ratio					
Noninterest expense	$ 43,042	$ 42,550	$ 42,041	$ 41,276	$ 38,071
Less: Intangible amortization expense	1,151	1,088	1,088	1,053	1,053
Adjusted noninterest expense (g)	41,891	41,462	40,953	40,223	37,018
Net interest income	22,038	21,140	21,132	22,789	21,673
Noninterest income	40,881	36,748	36,040	33,718	29,470
Tax-equivalent adjustment	143	135	115	99	94
Total tax-equivalent revenue(h)	63,062	58,023	57,287	56,606	51,237
Efficiency ratio (g)/(h)	66.43%	71.46%	71.49%	71.06%	72.25%

35
ALERUS

NON-GAAP DISCLOSURE RECONCILIATION

(dollars in thousands, except where otherwise noted)	Annual				
	2017	2018	2019	2020	2021
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 179,594	$ 196,954	$ 285,728	$ 330,163	$ 359,403
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible common equity (a)	125,154	147,152	240,008	274,043	307,663
Total assets	2,136,081	2,179,070	2,356,878	3,013,771	3,392,691
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible assets (b)	2,081,641	2,129,268	2,311,158	2,957,651	3,340,951
Tangible common equity to tangible assets (a)/(b)	6.01%	6.91%	10.38%	9.27%	9.21%
Tangible common equity per common share					
Total stockholders' equity	$ 179,594	$ 196,954	$ 285,728	$ 330,163	$ 359,403
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible common equity (c)	125,154	147,152	240,008	274,043	307,663
Common shares outstanding (d)	13,699	13,775	17,050	17,125	17,213
Tangible common equity per common share (c)/(d)	$ 9.14	$ 10.68	$ 14.08	$ 16.00	$ 17.87
Return on average tangible common equity					
Net income	$ 15,001	$ 25,866	$ 29,540	$ 44,675	$ 52,681
Add: Intangible amortization expense (net of tax)	3,655	3,664	3,224	3,129	3,460
Remeasurement due to tax reform	4,818	—	—	—	—
Net income, excluding intangible amortization (e)	23,474	29,530	32,764	47,804	56,141
Average total equity	176,779	187,341	231,084	310,208	346,059
Less: Average goodwill	27,329	27,329	27,329	27,439	30,385
Less: Average other intangible assets (net of tax)	19,358	19,522	16,101	13,309	18,548
Average tangible common equity (f)	130,092	140,490	187,654	269,460	297,126
Return on average tangible common equity (e)/(f)	18.04%	21.02%	17.46%	17.74%	18.89%
Efficiency Ratio					
Noninterest expense	$ 134,920	$ 136,325	$ 142,537	$ 163,799	$ 168,909
Less: Intangible amortization expense	5,623	4,638	4,081	3,961	4,380
Adjusted noninterest expense (g)	129,297	131,687	138,456	159,838	164,529
Net interest income	67,670	75,224	74,551	83,846	87,099
Noninterest income	103,045	102,749	114,194	149,371	147,387
Tax equivalent adjustment	865	462	347	455	492
Total tax equivalent revenue (h)	171,580	178,435	189,092	233,672	234,978
Efficiency ratio (g)/(h)	75.36%	73.80%	73.22%	68.40%	70.02%

36
ALERUS